Prepaid Expenses and Other Current Assets (Details) - Schedule of Prepaid Expenses and Other Current Assets - Prepaid Expenses and Other Current Assets [Member] - USD ($) $ in Thousands	Dec. 31, 2023	Dec. 31, 2022
Prepaid Expenses and Other Current Assets [Line Items]
Prepaid expenses	$ 352	$ 552
Government authorities	96	239
Other current assets	10	298
Prepaid expenses and other current assets, total	$ 458	$ 1,089